Exhibit 10.2

Execution Version

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is dated as of March 29, 2019 and entered into by and Aevi Genomic Medicine, Inc., a Delaware corporation (“Aevi”), each of the undersigned direct and indirect Subsidiaries of Aevi (each of such undersigned Subsidiaries being a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”) and each Additional Grantor that may become a party hereto after the date hereof in accordance with Section 21 hereof (each of Aevi and each Additional Grantor being a “Grantor” and collectively the “Grantors”) and The Children’s Hospital of Philadelphia (the “Secured Party”).

PRELIMINARY STATEMENTS

A.           Pursuant to the Agreement, dated March 25, 2019, by and between the Secured Party and Aevi (the “Letter Agreement”), the Secured Party and Aevi have agreed to, among other things, defer certain payments due under the SRA (as defined therein) in exchange for certain consideration.

B.           The Secured Convertible Promissory Note, dated as of March 29, 2019 (as it may hereafter be amended, restated, extended, supplemented or otherwise modified from time to time, the “Note”; the terms defined therein and not otherwise defined in Section 31 or elsewhere herein being used herein as therein defined), issued by the Aevi to the Secured Party, provides that the full amount of the Note and Aevi’s performance of its obligations thereunder shall be secured by a first priority security interest in the Collateral specified herein.

C.           Subsidiary Grantors have executed and delivered the Subsidiary Guaranty Agreement, in each case in favor of the Secured Party, pursuant to which each Subsidiary Grantor has guaranteed the prompt payment and performance when due of all obligations of Aevi under the Note and the other obligations described therein.

D.           As a condition to the Secured Party and Aevi entering into the Note and the transactions contemplated thereby and by the Letter Agreement, the Grantors listed on the signature pages hereof shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

NOW, THEREFORE, in consideration of the agreements set forth herein and in the other Transactional Documents and in order to induce the Secured Party to enter into the Transactional Documents and to provide for the agreements set forth in the Letter Agreement, each Grantor hereby agrees with the Secured Party as follows:

SECTION 1.         Grant of Security.

Each Grantor hereby assigns to the Secured Party, and hereby grants to the Secured Party a security interest in, all of such Grantor’s right, title and interest in and to all of the personal property of such Grantor, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired, wherever the same may be located and whether or not subject to the Uniform Commercial Code as it exists on the date of this Agreement, or as it may hereafter be amended in the State of New York (the “UCC”), including the following (the “Collateral”):

(a)          all Accounts;

(b)          all Chattel Paper;

(c)          all Money and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;

(d)          all Documents;

(e)          all General Intangibles, including all intellectual property, Payment Intangibles and Software;

(f)           all Goods, including Inventory, Equipment and Fixtures;

(g)          all Instruments;

(h)          all Investment Property;

(i)           all Letter-of-Credit Rights and other Supporting Obligations;

(j)           all Records;

(k)          all Commercial Tort Claims, including those set forth on Schedule 1 annexed hereto; and

(l)           all Proceeds and Accessions with respect to any of the foregoing Collateral.

Each category of Collateral set forth above shall have the meaning set forth in the UCC (to the extent such term is defined in the UCC), it being the intention of each Grantor that the description of the Collateral set forth above be construed to include the broadest possible range of assets.

Notwithstanding the foregoing or anything herein to the contrary, the Collateral shall not include, and no Grantor shall be deemed to have granted a security interest in (collectively, the “Excluded Collateral”): (A) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder (including any goods (other than inventory) subject thereto), if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable Legal Requirement or principles of equity), provided, however, that such security interest shall attach immediately and automatically at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) including any Proceeds of such lease, license, contract, property rights or agreement; (B) any Intent-to-Use Application to the extent that, and solely during the period in which, the grant of a security interest therein would impair the registrability, validity or enforcement of such application under applicable federal law; provided that at the time any such Intent-to-Use Application matures into an Actual Use Application by the applicable Grantor’s receipt of written notification from the IP Filing Office of its acceptance of either an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act, 15 U.S.C. § 1051, or “Statement Of Use” pursuant to Section 1(d) of the Lanham Act, 15 U.S.C. § 1051, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, such Actual Use Application; (C) Excluded Accounts; and (D) any motor vehicles, airplanes, vessels or other assets subject to certificates of title.

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SECTION 2.         Security for Obligations.

This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, declaration, acceleration, demand or otherwise, of all Secured Obligations of each Grantor.

SECTION 3.         Grantors Remain Liable.

Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4.         Representations and Warranties.

Each Grantor represents and warrants as follows:

(a)          Ownership of Collateral. Except for Permitted Encumbrances, such Grantor owns its interests in the Collateral free and clear of any Lien and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, including any IP Filing Office.

(b)          Perfection. The security interests in the Collateral granted to the Secured Party constitute valid security interests in the Collateral, securing the payment and performance of each Grantor’s Secured Obligations. Upon (i) in the case of security interests that may be perfected under the UCC by the filing of a financing statement, the filing of UCC financing statements naming each Grantor as “debtor”, naming the Secured Party as “secured party” and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 2 annexed hereto (or as specified by Aevi to the Secured Party after the date hereof as required by Section 21), (ii) in the case of the Securities Collateral consisting of certificated Securities or evidenced by Instruments, in addition to the filing of such UCC financing statements, delivery of the certificates representing such certificated Securities and delivery of such Instruments to the Secured Party (and in the case of Securities Collateral issued by a foreign issuer, any actions required under foreign law to perfect a security interest in such Securities Collateral), in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, (iii) in the case of any Intellectual Property Collateral, in addition to the filing of such UCC financing statements, the recordation of a Grant with the applicable IP Filing Office and (iv) in the case of any Deposit Account and any Investment Property constituting a Security Entitlement, Securities Account, Commodity Contract or Commodity Account, the execution and delivery to the Secured Party of an agreement providing for Control by the Secured Party thereof, the security interests in the Collateral granted to the Secured Party will constitute perfected security interests therein prior to all other Liens (other than Permitted Encumbrances), and all filings and other actions necessary or desirable to perfect such security interests have been duly made or taken or will be duly made or taken as of the date of the Post-Closing Certificate.

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(c)          Office Locations; Type and Jurisdiction of Organization; Locations of Equipment and Inventory. Such Grantor’s exact legal name as it appears in official filings in the jurisdiction of its organization, its type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization, its principal place of business, its chief executive office, and the office where such Grantor keeps its Records regarding the Accounts, Intellectual Property Collateral and originals of Chattel Paper, and its organization number provided by the applicable Governmental Authority of the jurisdiction of organization are set forth on Schedule 3 annexed hereto. All of the Equipment and Inventory of such Grantor is located at the places set forth on Schedule 4 annexed hereto, except for (i) Inventory which, in the ordinary course of business, is in transit either (x) from a supplier to a Grantor, or (y) between the locations set forth on Schedule 4 annexed hereto, or (ii) Equipment consisting of mobile phones, laptops and other mobile electronic equipment within the possession of directors, officers, employees, consultants and other agents of such Grantor.

(d)          Names. No Grantor (or any predecessor by merger or otherwise of such Grantor) has, within the five year period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed on the signature pages hereof, except the names set forth on Schedule 5 annexed hereto (or as specified by Aevi to the Secured Party after the date hereof as required by Section 21).

(e)          Delivery of Certain Collateral. All certificates representing Securities Collateral or Instruments (excluding checks) evidencing, comprising or representing the Collateral have been delivered to the Secured Party or will be delivered to the Secured Party as of the date of the Post-Closing Certificate duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

(f)          Securities Collateral. All of the Pledged Equity of such Grantor set forth on Schedule 6 annexed hereto has been duly authorized and validly issued and is fully paid and non-assessable; all of the Pledged Debt set forth on Schedule 7 annexed hereto has been (or, in the case of Pledged Debt issued by Persons that are not Affiliates of such Grantor, to the knowledge of such Grantor has been) duly authorized, authenticated, issued and delivered and are the legal, valid and binding obligation of the issuers thereof and is not in default; there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Subsidiary Equity; Schedule 6 annexed hereto sets forth all of the Equity Interests and the Pledged Equity owned by each Grantor, and, in the case of Pledged Subsidiary Equity, the percentage ownership in each issuer thereof; and Schedule 7 annexed hereto sets forth all of the Pledged Debt owned by such Grantor.

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(g)          Intellectual Property Collateral. A true and complete list of all Trademark Registrations, applications for any Trademark and Trademark Licenses owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth on Schedule 8 annexed hereto; a true and complete list of all Patents and Patent Licenses owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth on Schedule 9 annexed hereto; a true and complete list of all Copyright Registrations, applications for Copyright Registrations and Copyright Licenses held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, is set forth on Schedule 10 annexed hereto.

(h)          Deposit Accounts, Securities Accounts, Commodity Accounts. Schedule 11 annexed hereto lists all Deposit Accounts, Securities Accounts and Commodity Accounts owned by each Grantor, and indicates the institution or intermediary at which the account is held and the account number for each such account. Such Grantor is the sole entitlement holder or customer of each such account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Secured Party pursuant hereto) having Control over, or any other interest in, any such Deposit Account, Securities Account, or Commodity Account, or any securities, commodities or other property credited thereto.

(i)          Chattel Paper. Such Grantor has no interest in any Chattel Paper, except as set forth in Schedule 12 annexed hereto. All tangible Chattel Paper evidencing, comprising or representing the Collateral has been delivered to the Secured Party or will be delivered as of the date of the Post-Closing Certificate to the Secured Party, and the Secured Party has Control of all electronic Chattel Paper evidencing, comprising or representing the Collateral.

(j)          Letter-of-Credit Rights. Such Grantor has no interest in any Letter-of-Credit Rights, except as set forth on Schedule 13 annexed hereto.

(k)          Documents. No negotiable Documents are outstanding with respect to any of the Inventory, except as set forth on Schedule 14 annexed hereto.

(l)          Subsidiaries. As of the date hereof, the undersigned includes all of Aevi’s direct and indirect Subsidiaries.

The representations and warranties as to the information set forth in Schedules referred to herein are made as to each Grantor (other than Additional Grantors) as of the date hereof and as of the date of the Post-Closing Certificate and as to each Additional Grantor as of the date of the applicable Counterpart, except that, in the case of a Pledge Supplement, IP Supplement or notice delivered pursuant to Section 5(d) hereof, such representations and warranties are made as of the date of such supplement or notice.

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SECTION 5.         Further Assurances.

(a)          Generally. Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) notify the Secured Party on each Collateral Reporting Date (as defined below) in writing of receipt by such Grantor of any interest in Collateral constituting on an item of Chattel Paper on which more than $100,000 is owing received since the last such notice and at the request of the Secured Party, mark conspicuously each such item of Chattel Paper and each of its records pertaining to such Collateral, with a legend, in form and substance satisfactory to the Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) within five (5) Business Days of receipt thereof, deliver to the Secured Party all separate promissory notes and other Instruments on which more than $100,000 is owing on and, at the request of the Secured Party, all original counterparts of such Chattel Paper, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party, (iii) (A) authorize, execute (if necessary) and file such financing or continuation statements, or amendments thereto, (B) execute and deliver, and cause to be executed and delivered, agreements establishing that the Secured Party has Control of Deposit Accounts and Investment Property of such Grantor; provided, however that in the case of any Deposit Accounts, Securities Accounts or Commodity Accounts (other than Excluded Accounts) owned by the Grantors on the date hereof, the Grantors shall deliver to the Secured Party, not later than thirty (30) days after the date hereof, duly executed control agreements for such Deposit Accounts, Securities Accounts and Commodity Accounts, (C) deliver such documents, instruments, notices, records and consents, and take such other actions, necessary to establish that Secured Party has Control over electronic Chattel Paper and Letter-of-Credit Rights of such Grantor, (D) at the request of the Secured Party, take all actions necessary to establish the Secured Party’s Control over Electronic Chattel Paper and (E) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail, (v) at any reasonable time, upon request by the Secured Party, exhibit the Collateral to and allow inspection of the Collateral by the Secured Party, or persons designated by the Secured Party, (vi) at the Secured Party’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Secured Party’s security interest in all or any part of the Collateral, and (vii) use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of the Secured Party with respect to any Collateral. Each Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets” or “all personal property” of such Grantor or words of similar import) without the signature of any Grantor. Without limiting any Grantor’s obligations under this Agreement, the Secured Party and Aevi shall determine, in their reasonable discretion, whether the costs of perfecting any security interest granted to the Secured Party hereunder outweighs the benefits of perfection, and to the extent the Secured Party and Aevi have in any particular circumstance so determined that the costs outweigh the benefits, Aevi shall not be required to comply with the applicable provision of this Agreement to cause such security interest to be perfected.

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(b)          Securities Collateral. Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that (i) all certificates or Instruments representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto, within five (5) Business Days of the acquisition, incurrence or creation thereof, and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to the Secured Party and (ii) it will, upon obtaining any additional Equity Interests or Instruments, promptly (and in any event within five (5) Business Days) deliver to the Secured Party a Pledge Supplement, duly executed by such Grantor, in respect of such additional Pledged Equity or Pledged Debt; provided that the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Equity or Pledged Debt shall not impair the security interest of the Secured Party therein or otherwise adversely affect the rights and remedies of the Secured Party hereunder with respect thereto. If any of the Collateral is or shall become evidenced or represented by an uncertificated security, such Grantor shall cause the issuer thereof either: (x) to register the Secured Party as the registered owner of such uncertificated security, upon original issue or registration of transfer; or (y) to agree in writing with such Grantor and the Secured Party that such issuer will comply with instructions with respect to such uncertificated security originated by the Secured Party without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Secured Party. Upon each such acquisition, the representations and warranties contained in Section 4(f) hereof shall be deemed to have been made by such Grantor as to such Pledged Equity or Pledged Debt, whether or not such Pledge Supplement is delivered.

(c)          Intellectual Property Collateral. At least quarterly, within 15 days after the end of each calendar quarter commencing with the calendar quarter ending June 30, 2019 (a “Collateral Reporting Date”), each Grantor shall notify the Secured Party in writing of any rights to Intellectual Property Collateral acquired by such Grantor after the date hereof since the last such notice. At least quarterly, within 15 days after the end of each calendar quarter, each Grantor shall execute and deliver to the Secured Party an IP Supplement, and submit a Grant for recordation with respect thereto in the applicable IP Filing Office; provided that the failure of any Grantor to execute an IP Supplement or submit a Grant for recordation with respect to any additional Intellectual Property Collateral shall not impair the security interest of the Secured Party therein or otherwise adversely affect the rights and remedies of the Secured Party hereunder with respect thereto. Upon delivery to the Secured Party of an IP Supplement, Schedules 8, 9 and 10 annexed hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include a reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral set forth on Schedule A to such IP Supplement. Upon each such acquisition, the representations and warranties contained in Section 4(g) hereof shall be deemed to have been made by such Grantor as to such Intellectual Property Collateral, whether or not such IP Supplement is delivered. With respect to any Intent-to-Use Application, each Grantor shall diligently pursue filing with the IP Filing Office of: (i) an “Amendment To Allege Use,” or (ii) a “Statement Of Use,” to the extent the subject mark is used in interstate commerce for all the goods and services in the applicable Intent-to-Use Application, consistent with such Grantor’s commercially reasonable judgment.

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(d)          Commercial Tort Claims. Grantors have no Commercial Tort Claims as of the date hereof and as of the date of the Post-Closing Certificate, except as set forth on Schedule 1 annexed hereto. In the event that a Grantor shall at any time after the date hereof have any Commercial Tort Claim in excess of $100,000, such Grantor shall, on each Collateral Reporting Date, notify the Secured Party thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such Commercial Tort Claim and (ii) constitute an amendment to this Agreement by which such Commercial Tort Claim shall constitute part of the Collateral.

SECTION 6.         Certain Covenants of Grantors.

Each Grantor shall:

(a)          not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(b)          give the Secured Party at least fifteen (15) days’ prior written notice of (i) any change in such Grantor’s legal name, identity or corporate structure and (ii) any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor; and each Grantor shall not effect or permit any change referred to in this paragraph (b) unless all filings have been, or concurrently therewith will be, made under the Uniform Commercial Code or otherwise that are required in order for the Secured Party to continue at all times following such change to have a valid, legal and perfected security interest, having the priority required by this Agreement, in all the Collateral;

(c)          keep correct and accurate Records of Collateral at the locations described in Schedule 3 annexed hereto; and

(d)          permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such Records, and each Grantor agrees to render to the Secured Party, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto; provided that the Secured Party will not exercise such right more than twice in any consecutive twelve (12) month period to the extent no Event of Default has then occurred and is then continuing.

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SECTION 7.         Special Covenants With Respect to Equipment and Inventory.

Each Grantor shall:

(a)          if any Inventory is in possession or control of any of such Grantor’s agents or processors, if the aggregate book value of all such Inventory exceeds $50,000, and in any event upon the occurrence and during the continuance of an Event of Default, instruct such agent or processor to hold all such Inventory for the account of the Secured Party and subject to the instructions of the Secured Party;

(b)          if any Inventory is located on premises leased by such Grantor, use commercially reasonable efforts to deliver to the Secured Party a fully executed collateral access agreement in form and substance reasonably satisfactory to the Secured Party; and

(c)          promptly upon the issuance and delivery to such Grantor of any negotiable Document covering property valued in excess of $100,000, deliver such Document to the Secured Party.

SECTION 8.         Special Covenants with respect to Accounts.

(a)          Each Grantor shall, for not less than three years from the date on which each Account of such Grantor arose, maintain (i) complete Records of such Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

(b)          Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default, at the Secured Party’s direction, shall take) such action as such Grantor or the Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that the Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to (i) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Secured Party, (ii) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Secured Party, (iii) enforce collection of any such Accounts at the expense of Grantors, and (iv) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from the Secured Party referred to in the proviso to the preceding sentence, (A) all amounts and proceeds (including checks and other Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17 hereof, and (B) such Grantor shall not, without the written consent of the Secured Party, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, except to the extent such Grantor determines in good faith so doing is reasonably likely to maximize collection thereon.

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(c)          If any Grantor shall at any time after the date of this Agreement acquire or become the beneficiary of Accounts in excess of $100,000 in the aggregate in respect of which the account debtor is a Governmental Authority, such Grantor shall promptly notify the Secured Party and, upon the request of the Secured Party, shall take commercially reasonable efforts to perfect the security interest of the Secured Party, and make such security interest enforceable against the account debtor.

SECTION 9.         Special Covenants With Respect to the Securities Collateral.

(a)          Form of Securities Collateral. The Secured Party shall have the right at any time to require the appropriate Grantor to request the issuer thereof to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations. If any Securities Collateral is not a security pursuant to Section 8-103 of the UCC, no Grantor shall take any action that, under such Section, converts such Securities Collateral into a security without causing the issuer thereof to issue to it certificates or instruments evidencing such Securities Collateral, which it shall promptly deliver to the Secured Party as provided in this Section 9(a).

(b)          Covenants. Each Grantor shall (i) promptly upon its acquisition (directly or indirectly) of any Equity Interests, including additional Equity Interests in each issuer of Pledged Equity, comply with Section 5(b), subject to the provisions of the last paragraph of Section 1; (ii) promptly upon issuance of any and all Instruments or other evidences of additional Indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt, comply with Section 5; (iii) promptly deliver to the Secured Party all written notices received by it with respect to the Securities Collateral; (iv) at its expense (A) perform and comply in all material respects with all terms and provisions of any agreement related to the Securities Collateral required to be performed or complied with by it, (B) maintain all such agreements in full force and effect and (C) enforce all such agreements in accordance with their terms, except to such Grantor determines in good faith that doing so will not result in a net benefit; and (vii), at the request of the Secured Party, promptly execute and deliver to the Secured Party an agreement providing for control by the Secured Party of all Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of such Grantor.

(c)          Voting and Distributions. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or any other Transactional Document; provided that no Grantor shall exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Securities Collateral or any part thereof; and (ii) each Grantor shall be entitled to receive and retain any and all dividends, other distributions, principal and interest paid in respect of the Securities Collateral.

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Upon the occurrence and during the continuation of an Event of Default, (x) upon written notice from the Secured Party to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) all rights of such Grantor to receive the dividends, other distributions, principal and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends, other distributions, principal and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (y) above shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsements).

In order to permit the Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies, dividend payment orders and other instruments as the Secured Party may from time to time reasonably request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to the Secured Party an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity would be entitled (including giving or withholding written consents of holders of Equity Interests, calling special meetings of holders of Equity Interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the Discharge of the Secured Obligations (other than contingent indemnification obligations not then due), the cure of such Event of Default or waiver thereof as evidenced by a writing executed by the Secured Party.

Each Grantor hereby authorizes and instructs each issuer of any Securities Collateral pledged by such Grantor hereunder to: (A) comply with any instruction received by it from the Secured Party in writing that: (i) states that an Event of Default has occurred and is continuing; and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each such issuer shall be fully protected in so complying; and (B) upon the occurrence and during the continuation of an Event of Default, unless otherwise expressly permitted or required hereby, pay any dividends or other payments with respect to the Securities Collateral directly to the Secured Party.

(d)          Grantor as Issuer. Each Grantor which is an issuer of Pledged Equity agrees that: (i) it will be bound by the terms of this Agreement relating to the Pledged Equity issued by it and will comply with such terms insofar as such terms are applicable to it; (ii) it will notify the Secured Party promptly in writing of the occurrence of any of the events described in this Section 9 with respect to the Pledged Equity issued by it; and (iii) the terms of Section 9(c) shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 9(c) with respect to the Pledged Equity issued by it. In addition, each Grantor which is either an issuer or an owner of any Pledged Equity hereby consents to the grant by each other Grantor of the security interest hereunder in favor of the Secured Party and to the transfer of any Pledged Equity to the Secured Party or its nominee following an Event of Default and to the substitution of the Secured Party or its nominee as a partner, member or shareholder or other equity holder of the issuer of the related Pledged Equity.

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SECTION 10.       Special Covenants With Respect to the Intellectual Property Collateral.

(a)          Each Grantor shall:

(i)          use reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts, provided that the foregoing shall not prohibit such Grantor from licensing or selling any such Intellectual Property Collateral to the extent such Grantor in good faith determines that so doing is in the best interests of such Grantor, and in each such case the Secured Party will cooperate as necessary to release its security interest in such Intellectual Property Collateral in accordance with Section 19;

(ii)         take any and all reasonable steps to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

(iii)        use proper statutory notice in connection with its use of any of the Intellectual Property Collateral material to its business or operation to prevent loss of legal protection for such Intellectual Property Collateral; and

(iv)        use a commercially appropriate standard of quality (which may be consistent with such Grantor’s past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks.

(b)          Except as otherwise provided in this Section 10, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default, at the Secured Party’s reasonable direction, shall take) such action as such Grantor or the Secured Party may deem reasonably necessary or advisable to enforce collection of such amounts; provided that the Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to the Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Secured Party referred to in the proviso to the preceding sentence and upon the occurrence and during the continuance of any Event of Default, (i) all amounts and proceeds (including checks and Instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17 hereof, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon, except to the extent such Grantor determines in good faith so doing is reasonably likely to maximize collection thereon.

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(c)          Each Grantor shall have the duty to diligently prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application for registration relating to any of the Intellectual Property Collateral owned, held or used by such Grantor and set forth on Schedules 8, 9 or 10 annexed hereto, as applicable, that is pending as of the date of this Agreement and as of the date of the Post-Closing Certificate, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) any application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral, and (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral. Any expenses incurred in connection therewith shall be borne solely by Grantors. Subject to the foregoing, each Grantor shall give the Secured Party prior written notice of any abandonment of any Intellectual Property Collateral.

(d)          Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Each Grantor shall promptly, following its becoming aware thereof, notify the Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in an IP Filing Office or any federal, state, local or foreign court) or regarding such Grantor’s ownership, right to use, or interest in any Intellectual Property Collateral. Each Grantor shall provide to the Secured Party any information with respect thereto requested by the Secured Party.

(e)          In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuance of an Event of Default, hereby assigns, transfers and conveys to the Secured Party the nonexclusive right and license to use all Trademarks, tradenames, Copyrights, Patents or technical processes (including, without limitation, the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral, together with any goodwill associated therewith, all to the extent necessary to enable the Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the benefit of all successors, assigns and transferees of the Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.

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SECTION 11.       Schedules.

All references to Schedules in this Agreement shall refer to such Schedules as supplemented by the corresponding schedules in the Post-Closing Certificate, which shall be deemed to be a part of the Schedules to this Agreement as of such date.

SECTION 12.       The Secured Party Appointed Attorney-in-Fact.

Each Grantor hereby irrevocably appoints the Secured Party as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Secured Party or otherwise, from time to time in the Secured Party’s discretion to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)          upon the occurrence and during the continuance of an Event of Default, to obtain insurance with respect to any of the Collateral;

(b)          upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)          upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and (b) above;

(d)          upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of the Secured Party with respect to any of the Collateral;

(e)          to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, any such payments made by the Secured Party to become obligations of such Grantor to the Secured Party, due and payable immediately without demand;

(f)          upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

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(g)          upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party’s option and Grantors’ expense, at any time or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 13.       The Secured Party May Perform.

If any Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause the performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by Grantors under Section 18(b).

SECTION 14.       Standard of Care.

The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

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SECTION 15.       Remedies.

(a)          Generally. Upon the occurrence and during the continuance of any Event of Default, the Secured Party may (i) declare all Secured Obligations at the time outstanding, and all other amounts owed to the Secured Party under this Agreement and the other Security Documents to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Grantor, anything in this Agreement or the other Security Documents to the contrary notwithstanding; provided that upon the occurrence of an Event of Default specified in Clause (c) or (d) of the definition thereof, the Secured Obligations shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Grantor, anything in this Agreement or in any other Loan Document to the contrary notwithstanding, and (ii) exercise all of its other rights and remedies under this Agreement, the other Security Documents and applicable Legal Requirements, in order to satisfy all of the Secured Obligations. If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Secured Party deems appropriate, (iv) take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with the Secured Party and provide instructions directing the disposition of funds in Deposit Accounts and (vii) provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of the Secured Party or any of its nominees any or all of the Securities Collateral. The Secured Party may be the purchaser of any or all of the Collateral at any such sale (to the fullest extent permitted by applicable Legal Requirements) and the Secured Party shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the fullest extent permitted by applicable Legal Requirements) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by the Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section 15 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

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(b)          Securities Collateral. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable and that the Secured Party shall have no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Secured Party determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Securities Collateral to be sold hereunder from time to time to furnish to the Secured Party all such information as the Secured Party may request in order to determine the amount of Securities Collateral which may be sold by the Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(c)          Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the rights and remedies of the Secured Party set forth in this Agreement is not intended to be exhaustive and the exercise by the Secured Party of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Security Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between Aevi and the Secured Party or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Security Documents or to constitute a waiver of any Event of Default.

(d)          Credit Bidding. The Secured Party shall have the right to credit bid and purchase for the benefit of the Secured Party all or any portion of Collateral at any sale thereof conducted by the Secured Party under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of any Debtor Relief Laws, including Section 363 of Title 11 of the United States Code, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Secured Party (whether by judicial action or otherwise) in accordance with applicable Legal Requirements. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by the Secured Party to make such credit bid or purchase and, in connection therewith, the Secured Party is authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Secured Obligations to any such acquisition vehicle in exchange for Equity Interests and/or debt issued by the applicable acquisition vehicle.

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SECTION 16.       Additional Remedies for Intellectual Property Collateral.

(a)          Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) the Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, the Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all documents required by the Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify the Secured Party as provided in Section 18 hereof, as applicable, in connection with the exercise of its rights under this Section 16, and, to the extent that the Secured Party shall elect not to then bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement by others of any of the Intellectual Property Collateral material to its business or operation and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from the Secured Party, each Grantor shall execute and deliver to the Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Secured Party (or any other Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) each Grantor agrees to cooperate with the Secured Party in making available to the Secured Party, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ as the Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on the Secured Party’s behalf and to be compensated by the Secured Party at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

(b)          If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to the Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Secured Party as aforesaid, subject to any disposition thereof that may have been made by the Secured Party; provided that after giving effect to such reassignment, the Secured Party’s security interest granted pursuant hereto, as well as all other rights and remedies of the Secured Party granted hereunder, shall continue to be in full force and effect; and provided, further, that the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest immediately prior to their assignment to the Secured Party.

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SECTION 17.      Application of Proceeds.

Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as follows:

First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Secured Party;

Second, to payment of the remaining Secured Obligations then owing under the Note; and

Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Grantors or as otherwise required by applicable Legal Requirements.

SECTION 18.       Indemnity and Expenses.

(a)          Grantors jointly and severally agree to indemnify the Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement); provided that such indemnity shall not, as to the Secured Party, be available to the extent that such claims, losses and liabilities are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of the Secured Party.

(b)          The obligations of Grantors in this Section 18 shall survive the termination of this Agreement and the discharge of Grantors’ other obligations under this Agreement, the Note and the other Transactional Documents.

SECTION 19.      Continuing Security Interest; Termination and Release; Reinstatement.

(a)          This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations (other than contingent indemnification obligations not then due), (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns.

(b)          Upon the date on which the Secured Obligations are paid in full, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors (such event, the “Discharge of the Secured Obligations”). Upon any such termination, the Secured Party will, at Grantors’ expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

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(c)          Notwithstanding Sections 19(a) and (b) herein, this Agreement shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of any Grantor is made, or the Secured Party exercises its right of setoff, in respect of the Secured Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Secured Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Party or such Secured Party is in possession of or has released this Agreement and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Grantor under this Section 19(c) shall survive termination of this Agreement.

(d)          Notwithstanding anything to the contrary in this Agreement, any Permitted Disposition of Collateral to a party other than a Grantor or an Affiliate shall be free and clear of the security interest granted hereby, which shall thereupon be released and terminated, and upon request by Grantors the Secured Party will, at Grantors’ expense, execute and deliver to Grantors such documents as Grantors reasonably request to evidence such release and termination; provided that the security interest granted hereunder shall attach to and continue on any and all proceeds received by any Grantor in connection with such Permitted Disposition.

SECTION 20.       Post-Closing Matters.

(a)          Within five (5) business days following the date of this Agreement, Aevi and the other Grantors shall deliver to the Secured Party, in form and substance reasonably acceptable to the Secured Party, an officer’s certificate attaching copies of all Schedules that identify Collateral to be granted by the Additional Grantor pursuant to this Agreement (the “Post-Closing Certificate”) and:

(i)          authorizing the Secured Party to add the information set forth on the Schedules to such certificate to the correlative Schedules attached to this Agreement;

(ii)         affirming that all Collateral of Aevi and the other Grantors, including the items of property described on the Schedules thereto, are part of the Collateral and shall secure all Secured Obligations; and

(iii)        making the representations and warranties set forth in this Security Agreement, to the extent relating to Aevi and the Grantors, as of the date of such certificate.

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SECTION 21.       Additional Grantors.

(a)          The initial Grantors hereunder shall be Aevi and such of the Subsidiaries of Aevi as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Aevi may become Additional Grantors, by executing a Counterpart. Upon delivery of any such Counterpart to the Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Secured Party not to cause any Subsidiary of Aevi to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

(b)          Promptly after the creation or acquisition of any Subsidiary (and, in any event, within thirty (30) days after such creation, acquisition, or cessation, as such time period may be extended by the Secured Party in its sole discretion), cause: (i) such Subsidiary to become a Subsidiary Guarantor (as defined in the Subsidiary Guaranty Agreement) by delivering to the Secured Party a duly executed supplement to the Subsidiary Guaranty Agreement or such other document as the Secured Party shall deem appropriate for such purpose; (ii) such Subsidiary to grant a security interest in all Collateral (subject to the exceptions specified in this Agreement) owned by such Subsidiary by delivering to the Secured Party a duly executed supplement to each applicable Security Document or such other document as the Secured Party shall deem appropriate for such purpose and comply with the terms of each applicable Security Document; (iii) to be delivered to the Secured Party such opinions, documents, and certificates consistent with those delivered in connection with the original execution and delivery of this Agreement, as may be reasonably requested by the Secured Party; (iv) to be delivered to the Secured Party original certificated Equity Interests constituting Collateral or other certificates and stock or other transfer powers evidencing the Equity Interests constituting Collateral of such Person (to the extent such Equity Interests are certificated); (v) to be delivered to the Secured Party such updated Schedules to the Transactional Documents as requested by the Secured Party with respect to such Person; and (vi) to be delivered to the Secured Party such other documents as may be reasonably requested by the Secured Party in furtherance of the purposes of this Agreement, all in form, content and scope reasonably satisfactory to the Secured Party.

SECTION 22.       Amendments; Etc.

No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and, in the case of any such amendment or modification, by Grantors; provided that this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 21 hereof and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

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SECTION 23.       Notices.

Any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by facsimile or e-mail. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile or e-mail shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). For the purposes hereof, the address of each party hereto shall be as set forth under such party’s name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 24.       Failure or Indulgence Not Waiver; Remedies Cumulative.

No failure or delay on the part of the Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 25.       Severability.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 26.       Headings.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 27.       Governing Law; Rules of Construction.

THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL.

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With reference to this Agreement, unless otherwise specified herein: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form and (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”.

SECTION 28.       Submission to Jurisdiction; Waiver of Venue; Service of Process.

(a)          SUBMISSION TO JURISDICTION. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE SECURED PARTY OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT, THE SUBSIDIARY GUARANTY AGREEMENT OR ANY OTHER SECURITY DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, IN SUCH FEDERAL COURT. EACH GRANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT, THE SUBSIDIARY GUARANTY AGREEMENT OR IN ANY OTHER SECURITY DOCUMENT SHALL AFFECT ANY RIGHT THAT THE SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE SUBSIDIARY GUARANTY AGREEMENT OR ANY OTHER SECURITY DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

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(b)          Waiver of Venue. Each Grantor irrevocably and unconditionally waives, to the fullest extent permitted by applicable Legal Requirements, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement, the Subsidiary Guaranty Agreement or any other Security in any court referred to in clause (a) of this Section 28. Each Grantor hereto hereby irrevocably waives, to the fullest extent permitted by applicable Legal Requirements, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)          Service of Process. Each Grantor irrevocably consents to service of process in the manner provided for notices in this Security Agreement. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Legal Requirements.

SECTION 29.       Waiver of Jury Trial.

EACH GRANTOR AND THE SECURED PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SUBSIDIARY GUARANTY AGREEMENT OR ANY OTHER SECURITY DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). IF AND TO THE EXTENT THAT THE FOREGOING WAIVER OF THE RIGHT TO A JURY TRIAL IS UNENFORCEABLE FOR ANY REASON IN SUCH FORUM, EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE ADJUDICATION OF ALL CLAIMS PURSUANT TO JUDICIAL REFERENCE AS PROVIDED IN CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638, AND THE JUDICIAL REFEREE SHALL BE EMPOWERED TO HEAR AND DETERMINE ALL ISSUES IN SUCH REFERENCE, WHETHER FACT OR LAW. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND CONSENT AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE SUBSIDIARY GUARANTY AGREEMENT AND ANY OTHER SECURITY DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 30.       Counterparts.

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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SECTION 31.       Definitions.

(a)          Each capitalized term utilized in this Agreement that is not defined in the Note or in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in Articles 1, 8 or 9 of the UCC.

(b)          All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP, applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements of Aevi.

(c)          In addition, the following terms used in this Agreement shall have the following meanings:

“Actual Use Application” means a federal application to register any Trademark in the United States on an actual use basis under Section 1(a) of the federal Lanham Act (Section 15 U.S.C. §1051).

“Additional Grantor” means a Subsidiary of Aevi that becomes a party hereto after the date hereof as an additional Grantor by executing a Counterpart.

“Business Day” means any day other than a Saturday, Sunday or legal holiday on which banks in New York, New York, are open for the conduct of their commercial banking business.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Collateral” has the meaning set forth in Section 1 hereof.

“Control” means: (a) with respect to Investment Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodity Accounts, “control” within the meanings of Sections 8-106 and 9-106 of the UCC; (b) with respect to Deposit Accounts, “control” within the meaning of Section 9-104 of the UCC; (c) with respect to Letter of Credit Rights, “control” within the meaning of Section 9-107 of the UCC; and (d) with respect to Electronic Chattel Paper, “control” within the meaning of Section 9-105 of the UCC).

“Copyright Registrations” means all copyright registrations issued to any Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Copyright Rights” means all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements), the right (but not the obligation) to renew and extend Copyright Registrations and any such rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of any Grantor or in the name of the Secured Party or any other Secured Party for past, present and future infringements of the Copyrights and any such rights.

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“Copyrights” means all items under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now owned or hereafter acquired by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now owned or hereafter acquired by any third party, and all rights of such Grantor under any such agreement, and including those exclusive copyright licenses under which any Grantor is a licensee listed on Schedule 10 annexed hereto.

“Counterpart” means a counterpart to this Agreement entered into by a Subsidiary of Aevi pursuant to Section 21 hereof.

“Debtor Relief Laws” means Title 11 of the United States Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Disposition” means any sale, transfer, lease, license or other disposition of any property or asset, including any Equity Interest owned by it and any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Equity Interests” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing, whether any of the foregoing is classified as Investment Property or General Intangibles under the UCC.

“Excluded Accounts” means (a) escrow accounts and trust accounts; (b) payroll accounts; (c) accounts used for payroll taxes and/or withheld income taxes; (d) accounts used for employee wage and benefit payments; (e) accounts pledged to secure letters of credit and bank guarantees; (f) custodial accounts; and (g) accounts that are swept to a zero balance on a daily basis to a Deposit Account that is subject to a Control Agreement.

“Fair Market Value” means with respect to any asset or group of assets on any date of determination, the value of the consideration obtainable in a sale of such asset at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset.  Except as otherwise expressly set forth herein, such value shall be determined in good faith by the Grantors.

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“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grant” means a Grant of Trademark Security Interest, substantially in the form of Exhibit I annexed hereto, and a Grant of Patent Security Interest, substantially in the form of Exhibit II annexed hereto, and a Grant of Copyright Security Interest, substantially in the form of Exhibit III annexed hereto.

“Intellectual Property Collateral” means, with respect to any Grantor all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all

(a)          Copyrights, Copyright Registrations and Copyright Rights, including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world;

(b)          Patents;

(c)          Trademarks, Trademark Registrations, the Trademark Rights and goodwill of such Grantor’s business symbolized by the Trademarks and associated therewith;

(d)          all trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information; and

(e)          all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits).

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“Indebtedness” means, without duplication, all obligations of any Grantor: (a) in respect of borrowed money; (b) any obligations for borrowed money secured by a mortgage, pledge, security interest, lien or charge on the assets of a Grantor, whether the obligation secured is the obligation of the owner of the asset or another Person (provided that non-recourse obligations will only be taken into account up to the fair market value of the related property); (c) any obligation for the deferred purchase price of any property or services evidenced by a note, payment contract (other than an account payable arising in the ordinary course of business) or other instrument, (d) any obligation as lessee under any capitalized lease; (e) all guaranties and contingent or other legal obligations in respect to Indebtedness of other Persons, excluding ordinary course endorsements; the amount of any guaranty, contingent or other legal obligation in respect of Indebtedness of other Persons included in Indebtedness shall be deemed to be an amount equal to the maximum reasonably anticipated liability in respect thereof as determined by Grantors in good faith; (f) undertakings or agreements to reimburse or indemnify issuers of letters of credit, other than commercial letters of credit, and instruments serving a similar function other than (i) letters of credit to the extent covered by cash collateral, and (ii) liabilities under surety and performance bonds for such Person's obligations incurred in the ordinary course of business; and (g) redemption obligations in respect of mandatorily redeemable preferred stock.

“Intent-To-Use Application” means a federal application to register any Trademark in the United States on an intent-to-use basis under Section 1(b) of the federal Lanham Act, 15 U.S.C. § 1051).

“Investment" means the acquisition, purchase, making or holding of any stock or other security, any loan, advance, contribution to capital, extension of credit (except for trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms), any acquisitions of real or personal property (other than real and personal property acquired in the ordinary course of business) and any purchase or commitment or option to purchase stock or other debt or equity securities of or any interest in another Person or any integral part of any business or the assets comprising such business or part thereof.

“IP Filing Office” means the United States Patent and Trademark Office, the United States Copyright Office or any successor or substitute office in which filings are necessary or, in the opinion of the Secured Party, desirable in order to create or perfect Liens on, or evidence the interest of the Secured Party in, any Intellectual Property Collateral.

“IP Supplement” means an IP Supplement, substantially in the form of Exhibit V annexed hereto.

“Legal Requirements” shall mean, as to any Person, the organizational documents of such Person, and any treaty, law (including the common law), statute, ordinance, code, rule, regulation, guidelines, license, permit requirement, order or determination of an arbitrator or a court or other Governmental Authority, and the interpretation or administration thereof, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

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“Lien” means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

“Net Proceeds” means, with respect to any event, (a) the aggregate amount of proceeds received in respect of such event, including (i) any cash or cash equivalents received in respect of any non-cash proceeds, including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment or earn-out (but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds that are actually received, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments that are actually received, minus (b) the sum of (i) all fees and out-of-pocket expenses paid by the Grantors in connection with such event (including attorney’s fees, investment banking fees, brokerage, consultant, accountant and other customary fees), (ii) in the case of a Disposition of an asset (including pursuant to a sale leaseback or casualty event or similar proceeding), (x) the amount of all payments that are made by the Grantors as a result of such event to repay Indebtedness secured by such asset or otherwise subject to mandatory prepayment as a result of such event, (y) the pro rata portion of net cash proceeds thereof (calculated without regard to this clause (y)) attributable to minority interests and not available for distribution to or for the account of the Grantors as a result thereof and (z) the amount of any liabilities directly associated with such asset and retained by the Grantors and (iii) the amount of all taxes paid (or reasonably estimated to be payable), and the amount of any reserves established by the Grantors to fund contingent liabilities reasonably estimated to be payable, that are directly attributable to such event; provided that any reduction at any time in the amount of any such reserves (other than as a result of payments made in respect thereof) shall be deemed to constitute the receipt by the Grantors at such time of Net Proceeds in the amount of such reduction.

“Patents” means all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by a Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications set forth on Schedule 9 annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now owned or hereafter acquired by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now owned or hereafter acquired by any third party, is in existence, and all rights of any Grantor under any such agreement, and including those exclusive patent licenses under which any Grantor is a licensee listed on Schedule 9 annexed hereto.

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“Permitted Disposition” means:

(i)          Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful, or economically practicable to maintain, in the conduct of the business of the applicable Grantor (including allowing any registration or application for registration of any Intellectual Property that is no longer used or useful, or economically practicable to maintain, to lapse or go abandoned);

(ii)         Dispositions of inventory and other assets, including payments for goods and services, in the ordinary course of business;

(iii)        Dispositions of property to the extent that (a) such property is exchanged for credit against the purchase price of similar replacement property or (b) an amount equal to the Net Proceeds of such Disposition are promptly applied to the purchase price of such replacement property;

(iv)        [Reserved];

(v)         [Reserved];

(vi)        Dispositions of cash and cash equivalents;

(vii)       Dispositions of accounts receivable in connection with the collection or compromise thereof (including sales to factors or other third parties);

(viii)      [Reserved];

(ix)         Transfers of property subject to casualty events upon receipt of the Net Proceeds of such casualty event;

(x)          [Reserved];

(xi)         Dispositions of any assets (including Equity Interests) (i) acquired in connection with any acquisition or other Investment, which assets are not used or useful to the core or principal business of the Grantors and (ii) made to obtain the approval of any applicable antitrust authority in connection with any acquisition or other Investment;

(xii)        transfers of condemned property as a result of the exercise of “eminent domain” or other similar powers to the respective Governmental Authority or agency that has condemned the same (whether by deed in lieu of condemnation or otherwise), and transfers of property arising from foreclosure or similar action or that have been subject to a casualty to the respective insurer of such real property as part of an insurance settlement;

(xiii)       Dispositions of property for Fair Market Value so long as the Net Proceeds of such Dispositions are applied to repay the Secured Obligations to the extent not otherwise applied to the operations of or invested in the business of any Grantors; and

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(xiv)      Dispositions of property for Fair Market Value not otherwise permitted above, so long as the aggregate amount of Net Proceeds for all property subject to such Dispositions does not exceed $100,000.

“Permitted Encumbrance” means:

(i)          any Liens created under this Agreement;

(ii)         Liens existing on the date hereof and set forth on Schedule 30;

(iii)        Liens granted by a Grantor in favor of any other Grantor;

(iv)        any interest or title of a lessor under leases (other than leases constituting capitalized lease) entered into by any of the Grantors in the ordinary course of business;

(v)         Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(vi)        Liens that are contractual rights of setoff relating to the establishment of depository relations with banks not given in connection with the incurrence of Indebtedness;

(vii)       receipt of progress payments and advances from customers in the ordinary course of business to the extent the same creates a Lien on the related inventory and proceeds thereof;

(viii)      Liens for taxes or other governmental charges that are not overdue for a period of more than thirty (30) days or that are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(ix)         Liens imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or construction contractors’ Liens and other similar Liens arising in the ordinary course of business that secure amounts not overdue for a period of more than thirty (30) days or, if more than thirty (30) days overdue, are unfiled and no other action has been taken to enforce such Liens or that are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP, in each case so long as such Liens do not individually or in the aggregate have a material adverse effect on the Grantors;

(x)          Encumbrances incurred or deposits made in the ordinary course of business (a) in connection with workers’ compensation, unemployment insurance and other social security legislation and (b) securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees or similar instruments for the benefit of) insurance carriers providing property, casualty or liability insurance to the Grantors or otherwise supporting the payment of items set forth in the foregoing clause (a);

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(xi)         Liens incurred or deposits made to secure the performance of bids, trade contracts, governmental contracts and leases, statutory obligations, surety, stay, customs and appeal bonds, performance bonds, bankers acceptance facilities and other obligations of a like nature (including those to secure health, safety and environmental obligations) and obligations in respect of letters of credit, bank guarantees or similar instruments that have been posted to support the same, incurred in the ordinary course of business or consistent with past practices;

(xii)        Easements, rights-of-way, restrictions, encroachments, protrusions, zoning restrictions and other similar encumbrances and minor title defects affecting real property that, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of Liens, taken as a whole; and

(xiii)       Liens on goods the purchase price of which is financed by a documentary letter of credit issued for the account of any Grantor or Liens on bills of lading, drafts or other documents of title arising by operation of law or pursuant to the standard terms of agreements relating to letters of credit, bank guarantees and other similar instruments; provided that such Lien secures only the obligations of the such Grantor in respect of such letter of credit to the extent such obligations are otherwise allowed to be secured by a Permitted Encumbrance.

“Person” shall mean any natural person, corporation, business trust, joint venture, trust, association, company (whether limited in liability or otherwise), partnership (whether limited in liability or otherwise) or Governmental Authority, or any other entity, in any case, whether acting in a personal, fiduciary or other capacity.

“Pledged Debt” means the Indebtedness from time to time owed to a Grantor, including the Indebtedness set forth on Schedule 7 annexed hereto and issued by the obligors named therein, the Instruments and certificates evidencing such Indebtedness and all interest, cash or other property received, receivable or otherwise distributed in respect of or exchanged therefor.

“Pledged Equity” means all Equity Interests now or hereafter owned by a Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and as of the date of the Post-Closing Certificate and set forth on Schedule 6 annexed hereto, the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto and all distributions, dividends and other property received, receivable or otherwise distributed in respect of or exchanged therefor; provided, however that Pledged Equity shall not include the Excluded Collateral.

“Pledged Subsidiary Debt” means Pledged Debt owed to a Grantor by any obligor that is, or becomes, a direct or indirect Subsidiary of such Grantor, of which such Grantor is a direct or indirect Subsidiary or that controls, is controlled by or under common control with such Grantor.

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“Pledged Subsidiary Equity” means Pledged Equity in a Person that is, or becomes a direct Subsidiary of a Grantor.

“Pledge Supplement” means a Pledge Supplement, in substantially the form of Exhibit IV annexed hereto, in respect of the additional Pledged Equity or Pledged Debt pledged pursuant to this Agreement.

“Secured Obligations” means obligations under any Transactional Document, including, but not limited to any payment of principal, obligations to pay any indemnity obligations and any amounts owed, in each case, under any Transactional Document.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.

“Securities Collateral” means, with respect to any Grantor, the Pledged Equity, the Pledged Debt and any other Investment Property in which such Grantor has an interest.

“Security Document” means this Agreement, the Subsidiary Guaranty Agreement, any Grant of Trademark Security Agreement, any Grant of Copyright Security Agreement, any Grant of Patent Security Agreement, each other agreement or writing pursuant to which any Grantor pledges, grants or perfects or purports to pledge, grant or perfect, a security interest in any Property or assets securing the Secured Obligations and each other document, instrument, certificates and agreement executed and delivered by any Grantor in connection with this Agreement.

“Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding Equity Interests having ordinary voting power to elect a majority of the board of directors (or equivalent governing body) or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the management is otherwise controlled by (directly or indirectly) such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of Aevi.

“Subsidiary Guaranty Agreement” means that certain Subsidiary Guaranty Agreement, dated as of the date hereof, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, and including those exclusive trademark licenses under which any Grantor is a licensee listed on Schedule 8 annexed hereto.

33

“Trademark Registrations” means all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications set forth on Schedule 8 annexed hereto).

“Trademark Rights” means all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries.

“Trademarks” means all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by a Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically set forth on Schedule 8 annexed hereto).

“Transactional Documents” means the Note, the Covenant Letter Agreement (as defined in the Note), the License Agreement Amendments (as defined in the Note), the Letter Agreement, the Security Documents and the Sponsored Research Agreement Amendment (as defined in the Note).

[Remainder of page intentionally left blank]

34

IN WITNESS WHEREOF, Grantors and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTORS:

Aevi Genomic Medicine, Inc., a Delaware corporation

By:
Name:
Title:

neuroFix, LLC, a Delaware limited liability company

By:
Name:
Title:

Medgenics Medical (Israel) Ltd., a corporation organized under the laws of Israel

By:
Name:
Title:

Aevi Genomic Medicine Europe BVBA, a Belgian private company with limited liability

By:
Name:
Title:

Signature Page to Security Agreement

SECURED PARTY:

The Children’s Hospital of Philadelphia

By:
Name:
Title:

Signature Page to Security Agreement

SCHEDULE 1
TO
SECURITY AGREEMENT

Commercial Tort Claims

Schedule 1-1

SCHEDULE 2
TO
SECURITY AGREEMENT

Filing Offices

Grantor	Filing Offices

Schedule 2-1

SCHEDULE 3
TO
SECURITY AGREEMENT

Office Locations, Type and Jurisdiction of Organization

Name of Grantor	Type of Organization	Office Locations[1]	Jurisdiction of Organization	Organization Number

1 List principal place of business, chief executive office and office where records regarding Accounts, Intellectual Property Collateral and Chattel Paper are kept.

Schedule 3-1

SCHEDULE 4
TO
SECURITY AGREEMENT

Locations of Equipment and Inventory

Name of Grantor	Locations of Equipment and Inventory

Schedule 4-1

SCHEDULE 5
TO
SECURITY AGREEMENT

Other Names

Name of Grantor	Other Names

Schedule 5-1

SCHEDULE 6
TO
SECURITY AGREEMENT

Owner of Equity	Equity Issuer	Class of Equity	Equity Certificate Nos.	Par Value	Amount of Equity Interests	Percentage of Outstanding Equity Owned	Percentage of Outstanding Equity Pledged

Schedule 6-1

SCHEDULE 7
TO
SECURITY AGREEMENT

Debt Issuer	Debt Issued To	Amount of Indebtedness

Schedule 7-1

SCHEDULE 8
TO
SECURITY AGREEMENT

U.S. Trademarks:

Registered Owner	Trademark Description	Registration Number	Registration Date

Foreign Trademarks:

Registered Owner	Trademark Description	Registration Number	Registration Date

Trademark Licenses:

Schedule 8-1

SCHEDULE 9
TO
SECURITY AGREEMENT

U.S. Patents Issued:

Patent No.	Issue Date	Title	Inventor(s)

U.S. Patents Pending:

Date Filed	Application Number	Title	Inventor(s)

Foreign Patents Issued:

Country	Patent No.	Issue Date	Title	Inventor(s)

Foreign Patents Pending:

Country	Applicant’s Name	Date Filed	Application Number	Title	Inventor(s)

Patents Licenses:

Schedule 9-1

SCHEDULE 10
TO
SECURITY AGREEMENT

U.S. Copyright Registrations:

Title	Registration No.	Date of Issue	Registered Owner

Foreign Copyright Registrations:

Country	Title	Registration No.	Date of Issue

Pending U.S. Copyright Registration Applications:

Title	Appl. No.	Date of Application	Copyright Claimant

Pending Foreign Copyright Registration Applications:

Country	Title	Appl. No.	Date of Application

Copyright Licenses:

Schedule 10-1

SCHEDULE 11
TO
SECURITY AGREEMENT

Deposit Accounts, Securities Accounts, Commodity Accounts

Type of Account	Depository Bank or Securities Intermediary	Address of Depository Bank or Securities Intermediary	Account Number

Schedule 11-1

SCHEDULE 12
TO
SECURITY AGREEMENT

Chattel Paper

Schedule 12-1

SCHEDULE 13
TO
SECURITY AGREEMENT

Letter-of-Credit Rights

Schedule 13-1

SCHEDULE 14
TO
SECURITY AGREEMENT

Documents

Schedule 14-1

EXHIBIT I TO
SECURITY AGREEMENT

[FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

GRANT OF TRADEMARK SECURITY INTEREST

WHEREAS, [NAME OF GRANTOR], a ___________ corporation (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

WHEREAS, pursuant to the Agreement, dated March 25, 2019 (the “Letter Agreement”), by and between the Secured Party and Aevi Genomic Medicine, Inc., a Delaware corporation (“Aevi”), the Secured Party and Aevi have agreed to, among other things, defer certain payments due under the SRA (as defined therein) in exchange for certain consideration;

WHEREAS, Aevi has issued a Secured Convertible Promissory Note (as it may hereafter be amended, restated, extended, supplemented or otherwise modified from time to time, being the “Note”; the terms defined therein and not otherwise defined in herein being used herein as therein defined), which that the full amount of the Note and Aevi’s performance of its obligations thereunder shall be secured by a first priority security interest in the Collateral (as defined in the Security Agreement);

[Insert if Grantor is a Subsidiary] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty Agreement dated as of March 29, 2019 (said Subsidiary Guaranty Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of the Secured Party, pursuant to which Grantor has guaranteed the prompt payment and performance when due of all obligations of Aevi under the Note; and]

WHEREAS, pursuant to the terms of a Security Agreement dated as of March 29, 2019 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Grantor, the Secured Party and the other grantors named therein, Grantor has created in favor of the Secured Party a security interest in, and the Secured Party has become a secured creditor with respect to, the Trademark Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to the Secured Party pursuant to the Security Agreement, Grantor hereby grants to the Secured Party a security interest in all of Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Trademark Collateral”):

Exhibit I-1	Grant of Trademark Security Interest to Security Agreement

(i)          all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks set forth on Schedule A annexed hereto) (collectively, the “Trademarks”), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications set forth on Schedule A annexed hereto), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries, and all goodwill of such Grantor’s business symbolized by the Trademarks and associated therewith; and

(ii)         all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term “proceeds” includes whatever is receivable or received when Trademark Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Notwithstanding the foregoing, Trademark Collateral shall not include any Intent-to-Use Application to the extent that, and solely during the period in which, the grant of a security interest therein would impair the registrability, validity or enforcement of such application under applicable federal law (the “Excluded Trademark Collateral”); provided that at the time any such Intent-to-Use Application matures into an Actual Use Application by the applicable Grantor’s receipt of written notification from the IP Filing Office of its acceptance of either an “Amendment to Allege Use” or “Statement Of Use,” the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, such Actual Use Application; provided, however, that “Excluded Trademark Collateral” shall not include any Proceeds, products, substitutions or replacements of any Excluded Trademark Collateral (unless such Proceeds, products, substitutions or replacements would themselves constitute Excluded Trademark Collateral under this paragraph).

Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[The remainder of this page is intentionally left blank.]

Exhibit I-2	Grant of Trademark Security Interest to Security Agreement

IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the __ day of _______, _____.

[NAME OF GRANTOR]

By:
Name:
Title:

Exhibit I-3	Grant of Trademark Security Interest to Security Agreement

SCHEDULE A
TO
GRANT OF TRADEMARK SECURITY INTEREST

Owner	Trademark Description	Registration/ Appl. Number	Registration/ Appl. Date

Exhibit I-A-1	Grant of Trademark Security Interest to Security Agreement

EXHIBIT II TO
SECURITY AGREEMENT

[FORM OF GRANT OF PATENT SECURITY INTEREST]

GRANT OF PATENT SECURITY INTEREST

WHEREAS, [NAME OF GRANTOR], a ___________ corporation (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

WHEREAS, pursuant to the Agreement, dated March 25, 2019 (the “Letter Agreement”), by and between the Secured Party and Aevi Genomic Medicine, Inc., a Delaware corporation (“Aevi”), the Secured Party and Aevi have agreed to, among other things, defer certain payments due under the SRA (as defined therein) in exchange for certain consideration;

WHEREAS, Aevi has issued a Secured Convertible Promissory Note (as it may hereafter be amended, restated, extended, supplemented or otherwise modified from time to time, being the “Note”; the terms defined therein and not otherwise defined in herein being used herein as therein defined), which that the full amount of the Note and Aevi’s performance of its obligations thereunder shall be secured by a first priority security interest in the Collateral (as defined in the Security Agreement);

[Insert if Grantor is a Subsidiary] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty Agreement dated as of March 29, 2019 (said Subsidiary Guaranty Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of the Secured Party, pursuant to which Grantor has guaranteed the prompt payment and performance when due of all obligations of Aevi under the Note; and]

WHEREAS, pursuant to the terms of a Security Agreement dated as of March 29, 2019 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Grantor, the Secured Party and the other grantors named therein, Grantor created in favor of the Secured Party a security interest in, and the Secured Party has become a secured creditor with respect to, the Patent Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to the Secured Party pursuant to the Security Agreement, Grantor hereby grants to the Secured Party a security interest in all of Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Patent Collateral”):

Exhibit II-1	Grant of Patent Security Interest to Security Agreement

(i)          all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications set forth on Schedule A annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof; and

(ii)         all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term “proceeds” includes whatever is receivable or received when Patent Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[The remainder of this page intentionally left blank.]

Exhibit II-2	Grant of Patent Security Interest to Security Agreement

IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ____________, _____.

[NAME OF GRANTOR]

By:
Name:
Title:

Exhibit II-3	Grant of Patent Security Interest to Security Agreement

SCHEDULE A
TO
GRANT OF PATENT SECURITY INTEREST

Patents Issued:

Patent No.	Issue Date	Invention	Inventor(s)

Patents Pending:

Applicant’s Name	Date Filed	Application Number	Invention	Inventor(s)

Exhibit II-A-1	Grant of Patent Security Interest to Security Agreement

EXHIBIT III TO
SECURITY AGREEMENT

[FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

GRANT OF COPYRIGHT SECURITY INTEREST

WHEREAS, [NAME OF GRANTOR], a ___________ corporation (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

WHEREAS, pursuant to the Agreement, dated March 25, 2019 (the “Letter Agreement”), by and between the Secured Party and Aevi Genomic Medicine, Inc., a Delaware corporation (“Aevi”), the Secured Party and Aevi have agreed to, among other things, defer certain payments due under the SRA (as defined therein) in exchange for certain consideration;

WHEREAS, Aevi has issued a Secured Convertible Promissory Note (as it may hereafter be amended, restated, extended, supplemented or otherwise modified from time to time, being the “Note”; the terms defined therein and not otherwise defined in herein being used herein as therein defined), which that the full amount of the Note and Aevi’s performance of its obligations thereunder shall be secured by a first priority security interest in the Collateral (as defined in the Security Agreement);

[Insert if Grantor is a Subsidiary] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty Agreement dated as of March 29, 2019 (said Subsidiary Guaranty Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of the Secured Party, pursuant to which Grantor has guaranteed the prompt payment and performance when due of all obligations of Aevi under the Note; and]

WHEREAS, pursuant to the terms of a Security Agreement dated as of March 29, 2019 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Grantor, the Secured Party and the other grantors named therein, Grantor created in favor of the Secured Party a security interest in, and the Secured Party has become a secured creditor with respect to, the Copyright Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to the Secured Party pursuant to the Security Agreement, Grantor hereby grants to the Secured Party a security interest in all of Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Copyright Collateral”):

Exhibit III-1	Grant of Copyright Security Interest to Security Agreement

(i)          all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works set forth on Schedule A annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the “Copyrights”), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations set forth on Schedule A annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the “Copyright Registrations”), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the “Copyright Rights”), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of the Secured Party or any other Secured Party for past, present and future infringements of the Copyrights and Copyright Rights; and

(ii)         all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term “proceeds” includes whatever is receivable or received when Copyright Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Exhibit III-2	Grant of Copyright Security Interest to Security Agreement

IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ___________, _____.

[NAME OF GRANTOR]

By:
Name:
Title:

Exhibit III-3	Grant of Copyright Security Interest to Security Agreement

SCHEDULE A
TO
GRANT OF COPYRIGHT SECURITY INTEREST

U.S. Copyright Registrations:

Title	Registration No.	Date of Issue	Registered Owner

Foreign Copyright Registrations:

Country	Title	Registration No.	Date of Issue

Pending U.S. Copyright Registration Applications:

Title	Appl. No.	Date of Application	Copyright Claimant

Pending Foreign Copyright Registration Applications:

Country	Title	Appl. No.	Date of Application

Exhibit III-A-1	Grant of Copyright Security Interest to Security Agreement

EXHIBIT IV TO
SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This Pledge Supplement, dated as of __________________, is delivered pursuant to the Security Agreement, dated as of March 29, 2019 among _______________________, a ________________________ (“Grantor”), the other Grantors named therein, and [_], as Secured Party (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby agrees that the [Pledged Equity] [Pledged Debt] set forth on Schedule A annexed hereto shall be deemed to be part of the [Pledged Equity] [Pledged Debt] and shall become part of the Securities Collateral and shall secure all Secured Obligations.

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of _______________.

[NAME OF GRANTOR]

By:
Name:
Title:

Exhibit IV-1	Pledge Supplement to Security Agreement

SCHEDULE A
TO
PLEDGE SUPPLEMENT

Exhibit IV-A-1	Pledge Supplement to Security Agreement

EXHIBIT V TO
SECURITY AGREEMENT

IP SUPPLEMENT

This IP SUPPLEMENT, dated as of _______, is delivered pursuant to and supplements (i) the Security Agreement, dated as of March 29, 2019 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among _______________________, a _____________________ (“Grantor”), the other Grantors named therein, and [_], as Secured Party, and (ii) the [Grant of Trademark Security Interest] [Grant of Patent Security Interest] [Grant of Copyright Security Interest] dated as of ____________________ (the “Grant”) executed by Grantor. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Grant.

Grantor grants to the Secured Party a security interest in all of Grantor’s right, title and interest in and to the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] set forth on Schedule A annexed hereto. All such [Trademark Collateral] [Patent Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Security Agreement and the Grant.

IN WITNESS WHEREOF, Grantor has caused this IP Supplement to be duly executed and delivered by its duly authorized officer as of ______________.

[NAME OF GRANTOR]

By:
Name:
Title:

Exhibit V-1	IP Supplement to Security Agreement

EXHIBIT VI TO
SECURITY AGREEMENT

[FORM OF COUNTERPART]

COUNTERPART (this “Counterpart”), dated as of _______, is delivered pursuant to Section 21 of the Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of March 29, 2019 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time being the “Security Agreement”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among [____________], the other Grantors named therein, and The Children’s Hospital of Philadelphia, as Secured Party. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 21 thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the undersigned hereby:

(i)          authorizes the Secured Party to add the information set forth on the Schedules to this Agreement to the correlative Schedules attached to the Security Agreement;2

(ii)         agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

(iii)        makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned.

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

2        The Schedules to the Counterpart should include copies of all Schedules that identify collateral to be granted by the Additional Grantor.

Exhibit VI-1	Form Of Counterpart to Security Agreement